UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03835_

Value Line Centurion Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/18 is included with this Form.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Objective:
Long-term growth
of capital
Inception Date:
November 15, 1983
Net Assets at
December 31, 2018:
$124,251,722
Portfolio Composition at
December 31, 2018:
(Percentage of Total
Net Assets)

Cash & Other Assets — Net 1.6%
Common Stocks 98.4%

An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the 12 months ended December 31, 2018.
During the annual period, the Fund posted absolute gains that significantly outperformed the negative return of its benchmark index, the S&P 500® Index1, on a relative basis. Further, the Fund outpaced the category average return of its peers for the one-, three-, and five-year periods ended December 31, 2018 (mid-cap growth category), as measured by Morningstar.2
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund.
You will also find a Schedule of Investments and financial statements for the Fund. Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2018, especially given the newsworthy events of the annual period.
Economic Review
Overall, the annual period was one of strong yet moderating economic growth and contained inflation both in the U.S. and globally. For the first three quarters of 2018, U.S. Gross Domestic Product (GDP) growth registered an average of 3.3%, the highest three-quarter growth rate since 2014. Fourth quarter GDP growth is widely expected to remain healthy but somewhat slower, based on several headwinds that dampened investor sentiment, including a Federal government shutdown, a slowing global economy, an unresolved trade war between the U.S. and China and a wobbly housing market.
During the annual period, the U.S. labor market remained healthy, as monthly job gains averaged more than 200,000 for the year. December 2018 was especially strong, with a job increase of 312,000. This pushed the unemployment rate lower, from 4.1% at the beginning of the calendar year to 3.9% at the end of December 2018. Average hourly earnings, year over year, benefited from the strong U.S. labor market, increasing from a 2.8% to a 3.2% growth rate, its highest level since 2009. Manufacturing was another rather consistently strong sector of the economy during 2018. The ISM Manufacturing Survey, an important measure, registered close to 60 each of the first 11 months, representing the highest readings in several years. December 2018 was the weakest of the year with a softer ISM Manufacturing Survey reading of 54.1. Because of this economic strength overall, inflation picked up modestly but remained relatively tame and below the expectations of the Federal Reserve (the Fed). The broadest measure of inflation, which the Fed closely follows, i.e. the core Personal Consumption Expenditure price index, which excludes food and energy, rose from 1.5% in January 2018 to 1.9% on a year over year basis as of November 2018 (latest data available) and averaged a low 1.6%.

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Prompted by this economic growth backdrop and declines in the unemployment rate, the Fed raised its targeted federal funds rate four times in 2018 — in March, June, September and December — bringing it to a range of 2.25% to 2.50%. At the end of the annual period, Fed policymakers continued to adhere to the belief that there is strong potential for the currently low unemployment rate to raise wages and thereby put pressure on the inflation rate. The hikes in the federal funds rate mostly affected short-term fixed income securities, whose yields rose significantly during the annual period. For example, the two-year U.S. Treasury note started the annual period with a yield of 1.88% and ended December 2018 with a yield of 2.48%, an increase of 60 basis points. (A basis point is 1/100th of a percentage point.) Longer-term fixed income securities fared somewhat better, since they have greater sensitivity to inflation and, thereby, benefited from the moderate inflation readings. The bellwether 10-year U.S. Treasury note began the annual period with a yield of 2.40% and ended December with a yield of 2.69%, up 29 basis points. The significant upward move in short-term rates created a flattening of the yield curve, meaning the differential in yields between short-term rates and long-term rates narrowed. Short-term rates already saw an inversion of the yield curve, as the yield on the two-year Treasury was temporarily higher than that on the five-year Treasury toward the end of the annual period.
Outside of the U.S., the economies of China, Europe and the emerging markets began to slow during the annual period. With the U.S. and China involved in trade conflicts, wherein the U.S. has instituted tariffs on certain Chinese goods and China has retaliated in kind, certain industries within the U.S. and internationally have been hurt. Equity markets did not take this downbeat news well, experiencing great volatility, especially during the last quarter of 2018. Indeed, at year-end 2018, the investment climate was marked by uncertainty. Equity investors were worried the ongoing tightening policy of the Fed and trade conflict with China may cause a major slowdown in U.S. economic growth. This, in turn, drove a flight to safety in fixed income securities, pushing up the prices of higher quality bonds.
On the commodities front, markets overall declined during the annual period, hampered by the strong U.S. dollar, which rose from mid-April 2018; a collapse in oil prices from early October 2018; and the ongoing U.S.-China trade war. Gold prices remained rather range-bound as a result of the tug-of-war between the effects of rising U.S. Treasury yields, which reduced the relative appeal of precious metals, and heightened market volatility, which led to a flight to perceived safe havens.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index1, declined 4.38% during the 12 months ended December 31, 2018, its worst calendar year performance since 2008.
As 2018 began, the momentum of late 2017 carried into January amid strengthening economic growth, rising corporate earnings and continued optimism surrounding the tax reform enacted in December 2017. The U.S. equity market rally came to an abrupt halt in early February, however, after unexpectedly strong wage growth sparked fears the Fed would be compelled to speed up its pace of interest rate increases. Such market speculation stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. Stocks subsequently recovered, as concerns about the Fed gradually eased, but the markets turned lower once again in March in reaction to potentially unfavorable changes in U.S. trade policy. Despite these fluctuations, which stood in marked contrast to the unusually low volatility of 2017, the S&P 500® Index closed the first quarter with only a modest decline of  -0.76%.
By the end of the annual period, the Fed had hiked interest rates four times and communicated an upbeat view of its economic outlook, spurred by strong U.S. labor and inflation data. Despite strong fundamentals, investor sentiment was weighed upon throughout the calendar year by escalating trade tensions, fears of a global economic slowdown and populist politics. After second and third calendar quarters of generally solid gains, supported by a combination of robust economic growth, strong corporate profits and rising earnings estimates, U.S. equities fell sharply again in the fourth quarter of 2018, as investor sentiment rapidly deteriorated on heightened trade and political uncertainty. In particular, U.S. equities plunged in December 2018 on renewed investor fears sparked by, among other factors, the partial Federal government shutdown, the U.S. President’s criticism of Fed Chair Powell, and in a delayed response to an earlier sell-off in global rates. The S&P 500® Index’s 9.03% decline in December 2018 was its worst December return since 1931.
As was the case for 2017, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the annual period ended December 31, 2018, though value did outperform growth on a relative basis in the fourth calendar quarter, reversing the trend of the prior seven consecutive quarters. While all capitalization segments posted negative returns, large-cap stocks performed best, followed at some distance by mid-cap stocks and then small-cap stocks. (All as measured by the FTSE Russell indices.1)

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

In the S&P 500® Index, four sectors posted positive absolute returns and seven generated negative returns during the annual period. Health care, utilities, consumer discretionary and information technology were the best performing sectors in the S&P 500® Index, as measured by total return, and the weakest performing sectors in the S&P 500® Index during the annual period were energy, materials, industrials and financials. (After the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.)
All told, the U.S. equity market outperformed the international equity markets during the annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index1 and MSCI Emerging Markets Index1, respectively, posted annual returns of  -13.79% and -14.58%, respectively, weighed on by political, economic and protectionism concerns, including Italian political and budgetary turmoil, ongoing unpredictability around the U.S.-North Korea summit, fears of a global economic slowdown, populist politics, elevated political uncertainty in Europe, including ongoing Brexit negotiations, and trade war fears — all despite relatively strong fundamentals. Central bank tightening, a partial U.S. government shutdown and a strong U.S. dollar further pressured international equities.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on this or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://www.guardianinvestor.com/public/products/prospectus.aspx. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information and its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States. Ranked by Morningstar in the top 10% for one-year (132 funds), top 40% for three-year (129 funds) and top 28% for five-year (127 funds) periods ended December 31, 2018. All in the Morningstar US Insurance mid-cap growth category.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Centurion Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2018.
How did the Fund perform during the annual period?
The Fund generated a total return of 0.23% during the 12 months ended December 31, 2018. This compares to the -4.38% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed the S&P 500® Index during the 12-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole also contributed positively during the reporting period.
Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value. However, large-cap stocks overall had smaller losses than mid- and small-cap stocks. This outperformance of large-cap stocks dampened the Fund’s relative results, as the Fund emphasizes companies with lower market capitalizations within the S&P 500® Index.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from effective stock selection in the industrials sector. Stock selection in the consumer staples and financials sectors further boosted the Fund’s relative results. Having an underweighted allocation to financials, which lagged the S&P 500® Index during the annual period, and having no exposure to energy, the weakest sector in the S&P 500® Index during the annual period, also added value.
Only partially offsetting these positive contributors was weak stock selection in health care and having an overweighted allocation to the poorly performing materials sector, which detracted. Holding no position in the strong, albeit small, utilities sector also dampened relative results.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were Rollins, which provides pest control services; Church & Dwight, which develops and manufactures household, personal care and specialty consumer products; and salesforce.com, which provides customer relationship management services software-on-demand for businesses. Each of these stocks enjoyed robust double-digit gains during the annual period driven mainly by stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
The most significant detractors from the Fund’s performance were those large-cap components of the S&P 500® Index that the Fund did not own, including Microsoft and Amazon.com, which each posted strong gains during the annual period. However, currently, the Fund does not typically invest in giant, mega-cap companies, with investment research and investment management firm Morningstar placing the Fund in its mid-cap growth category. Also, the Fund’s holdings of LKQ, which distributes automotive products and services, and Scotts Miracle-Gro, which markets branded consumer and professional lawn and garden products, detracted from the Fund’s results. Each of these companies’ shares declined during the annual period primarily because of weaker than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we established new Fund positions in software services provider for local governments Tyler Technologies, corporate identity uniform program and other commercial services company Cintas and water heating and water treatment equipment manufacturer A.O. Smith. In our view, each of the companies has established a consistent history of good earnings growth and stock price growth.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Among those positions eliminated from the Fund during the annual period were aerospace and defense company General Dynamics, medical waste management services provider Stericycle and software supplier to the health care industry Cerner. We exited each of these positions because they have no longer been delivering the consistent long-term growth we seek.
Were there any notable changes in the Fund’s weightings during the 12-month period?
We shifted from an underweight to a neutral weighting in information technology during the 12-month period ended December 31, 2018 due to reorganization of the S&P 500® Index. There were no other material changes in the Fund’s sector weightings.
How was the Fund positioned relative to its benchmark index at the end of December 2018?
As of December 31, 2018, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the financials and consumer discretionary sectors on the same date. On December 31, 2018, the Fund was rather neutrally weighted to the information technology, real estate and health care sectors and held no positions at all in the energy, communication services and utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Top Ten Holdings As of 12/31/2018 (Unaudited)
Issue	Shares	Value	Percentage of Net Assets
Rollins, Inc.	189,700	$6,848,170	5.5%
AutoZone, Inc.	5,000	4,191,700	3.4%
Mettler-Toledo International, Inc.	7,400	4,185,292	3.4%
Roper Technologies, Inc.	15,400	4,104,408	3.3%
Church & Dwight Co., Inc.	61,600	4,050,816	3.3%
Salesforce.com, Inc.	28,400	3,889,948	3.1%
MasterCard, Inc.	20,500	3,867,325	3.1%
Waste Connections, Inc.	51,300	3,809,025	3.1%
Fiserv, Inc.	51,200	3,762,688	3.0%
IDEXX Laboratories, Inc.	20,000	3,720,400	3.0%
Sector Weightings vs. Index As of 12/31/2018 (Unaudited)
Percentage of investment securities (excluding short-term securities)

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 12/31/2018) (Unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/15/1983
Value Line Centurion Fund, Inc.	0.23%	8.64%	7.20%	12.13%	8.46%
S&P 500® Index	-4.38%	9.26%	8.49%	13.12%	11.51%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnLine.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Fund and in the S&P 500® Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividend, if any.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on July 1, 2018 and held for six months ended December 31, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$969.20	$4.42	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53	0.89%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Schedule of Investments
December 31, 2018
Shares		Value
Common Stocks — 98.4%
Consumer Discretionary — 8.3%
Distribution & Wholesale — 0.5%
28,200	LKQ Corp.*	$669,186
Retail — 7.8%
5,000	AutoZone, Inc.*	4,191,700
1,900	Domino’s Pizza, Inc.(1)	471,181
5,200	O’Reilly Automotive, Inc.*	1,790,516
72,800	TJX Companies, Inc. (The)	3,257,072
		9,710,469
		10,379,655
Consumer Staples — 11.4%
Food — 4.9%
11,000	General Mills, Inc.	428,340
32,000	Hormel Foods Corp.(1)	1,365,760
12,800	Ingredion, Inc.	1,169,920
21,500	J&J Snack Foods Corp.	3,108,685
		6,072,705
Household Products — 3.3%
61,600	Church & Dwight Co., Inc.	4,050,816
Retail — 3.2%
14,000	Casey’s General Stores, Inc.	1,793,960
11,000	Costco Wholesale Corp.	2,240,810
		4,034,770
		14,158,291
Financials — 0.5%
Insurance — 0.5%
5,000	Chubb, Ltd.	645,900
Healthcare — 14.3%
Biotechnology — 1.9%
14,000	Alexion Pharmaceuticals, Inc.*	1,363,040
3,500	Illumina, Inc.*	1,049,755
		2,412,795
Electronics — 3.4%
7,400	Mettler-Toledo International, Inc.*	4,185,292
Healthcare Products — 9.0%
9,553	Becton Dickinson & Co.	2,152,482
24,700	Danaher Corp.	2,547,064
10,700	DENTSPLY SIRONA, Inc.	398,147
30,600	Henry Schein, Inc.*(1)	2,402,712
20,000	IDEXX Laboratories, Inc.*	3,720,400
		11,220,805
		17,818,892
Shares		Value
Industrials — 34.3%
Aerospace & Defense — 7.0%
41,033	HEICO Corp.	$3,179,237
7,000	Northrop Grumman Corp.	1,714,300
12,500	Teledyne Technologies, Inc.*	2,588,375
3,600	TransDigm Group, Inc.*(1)	1,224,216
		8,706,128
Commercial Services — 7.4%
3,000	Cintas Corp.	503,970
5,700	Equifax, Inc.	530,841
27,030	IHS Markit, Ltd.*	1,296,629
189,700	Rollins, Inc.(1)	6,848,170
		9,179,610
Electrical Equipment — 2.8%
3,700	Acuity Brands, Inc.	425,315
45,000	AMETEK, Inc.	3,046,500
		3,471,815
Environmental Control — 4.6%
26,000	Republic Services, Inc.	1,874,340
51,300	Waste Connections, Inc.	3,809,025
		5,683,365
Hand & Machine Tools — 0.8%
5,400	Lincoln Electric Holdings, Inc.	425,790
4,000	Snap-on, Inc.	581,160
		1,006,950
Housewares — 1.7%
38,000	Toro Co. (The)	2,123,440
Machinery Diversified — 6.0%
19,200	IDEX Corp.	2,424,192
9,000	Middleby Corp. (The)*(1)	924,570
15,400	Roper Technologies, Inc.	4,104,408
		7,453,170
Miscellaneous Manufacturers — 0.2%
6,200	AO Smith Corp.	264,740
Transportation — 3.8%
28,000	Canadian National Railway Co.	2,075,080
8,000	J.B. Hunt Transport Services, Inc.	744,320
13,800	Union Pacific Corp.	1,907,574
		4,726,974
		42,616,192
Information Technology — 21.9%
Commercial Services — 1.5%
5,700	Automatic Data Processing, Inc.	747,384
7,800	WEX, Inc.*	1,092,468
		1,839,852

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Schedule of Investments (Continued)
December 31, 2018
Shares		Value
Common Stocks — 98.4% (Continued)
Computers — 2.4%
21,400	Accenture PLC Class A	$3,017,614
Diversified Financial Services — 3.1%
20,500	MasterCard, Inc. Class A	3,867,325
Electronics — 1.9%
28,600	Amphenol Corp. Class A	2,317,172
Software — 13.0%
15,800	ANSYS, Inc.*	2,258,452
5,500	Blackbaud, Inc.	345,950
3,500	Broadridge Financial Solutions, Inc.	336,875
25,000	Cadence Design Systems, Inc.*	1,087,000
51,200	Fiserv, Inc.*	3,762,688
49,600	Open Text Corp.	1,616,960
28,400	Salesforce.com, Inc.*	3,889,948
4,900	Tyler Technologies, Inc.*	910,518
7,800	Ultimate Software Group, Inc. (The)*	1,909,986
		16,118,377
		27,160,340
Materials — 6.4%
Chemicals — 1.2%
14,100	FMC Corp.(1)	1,042,836
1,100	NewMarket Corp.(1)	453,299
		1,496,135
Commercial Services — 2.0%
17,000	Ecolab, Inc.	2,504,950
Housewares — 0.7%
14,000	Scotts Miracle-Gro Co. (The)(1)	860,440
Packaging & Containers — 2.5%
42,400	Ball Corp.	1,949,552
17,300	Crown Holdings, Inc.*(1)	719,161
4,500	Packaging Corp. of America	375,570
		3,044,283
		7,905,808
Shares		Value
Real Estate — 1.3%
REITS — 1.3%
10,500	American Tower Corp. REIT	$1,660,995
Total Common Stocks (Cost $47,140,984)		122,346,073
Short-Term Investments — 1.1%
Money Market Funds — 1.1%
1,232,356	State Street Institutional Liquid Reserves Fund	1,232,356
93,204	State Street Navigator Securities Lending Government Money Market Portfolio(2)	93,204
Total Short-Term Investments (Cost $1,325,448)		1,325,560
Total Investments — 99.5% (Cost $48,466,432)		$123,671,633
Cash And Other Assets In Excess Of Liabilities — 0.5%		580,089
Net Assets — 100.0%		$124,251,722
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2018, the market value of the securities on loan was $15,328,581.

(2)
Securities with an aggregate market value of  $15,328,581 were out on loan in exchange for $93,204 of cash collateral as of December 31, 2018. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(I) in the Notes to Financial Statements.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$122,346,073	$—	$—	$122,346,073
Short-Term Investments	1,325,560	—	—	1,325,560
Total Investments in Securities	$123,671,633	$—	$—	$123,671,633

*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Statement of Assets and Liabilities
Statement of Operations

December 31, 2018

ASSETS:
Investment securities, at value (Cost – $48,466,432) (securities on loan, at value, $15,328,581)	$123,671,633
Receivable for securities sold	718,861
Dividends and interest receivable	98,547
Prepaid expenses	2,203
Receivable for securities lending income	1,373
Receivable for capital shares sold	96
Total Assets	124,492,713
LIABILITIES:
Payable upon return of securities on loan (See Note 1I)	93,204
Payable for capital shares redeemed	20,010
Accrued expenses:
Advisory fee	48,581
Service and distribution plan fees	29,281
Auditing and legal fees payable	24,249
Custody and accounting fees payable	17,851
Other	7,815
Total Liabilities	240,991
Net Assets	$124,251,722
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 4,707,793 shares)	$4,707,793
Additional paid-in capital	35,465,178
Total Distributable Earnings (Loss)	84,078,751
Net Assets	$124,251,722
Net Asset Value Per Outstanding Share ($124,251,722 ÷ 4,707,793 shares outstanding)	$26.39

For the Year Ended
December 31, 2018

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $18,164)	$1,236,301
Interest	59,514
Securities lending income	16,734
Total Income	1,312,549
Expenses:
Advisory fee	645,429
Service and distribution plan fees	552,024
Auditing and legal fees	82,282
Custody and accounting fees	55,382
Directors’ fees and expenses	24,664
Fund administration fees	24,600
Insurance fees	8,929
Compliance fees	8,239
Tax service fees	5,028
Printing and postage fees	3,849
Registration and filing fees	2,291
Other	3,128
Total Expenses Before Fees Waived (See Note 5)	1,415,845
Less: Service and Distribution Plan Fees Waived	(189,186)
Net Expenses	1,226,659
Net Investment Income	85,890
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain From:
Investments	8,827,613
Foreign currency translation	99
8,827,712
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(7,919,727)
Foreign currency translation	(162)
(7,919,889)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	907,823
Net Increase in Net Assets from Operations	$993,713

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Statement of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$85,890	$317,060
Net realized gain on investments and foreign currency	8,827,712	9,715,120
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	(7,919,889)	14,697,146
Net increase in net assets from operations	993,713	24,729,326
Distributions to Shareholders from:
Distributable Earnings	(317,206)	(281,535)*
Share Transactions:
Proceeds from sale of shares	2,377,827	1,894,538
Proceeds from reinvestment of dividends to shareholders	317,206	281,535
Cost of shares redeemed	(19,923,614)	(18,546,538)
Net decrease in net assets from capital share transactions	(17,228,581)	(16,370,465)
Total increase/(decrease) in net assets	(16,552,074)	8,077,326
NET ASSETS:
Beginning of year	140,803,796	132,726,470
End of year	$124,251,722	$140,803,796†

*
Distributions from and/or in excess of net investment income for the year ended 2017 were as follows:

Distributable Earnings
Net investment income ($281,535) and net realized gain from investments transactions ($0).
†
Undistributed net investment income for the year ended December 31, 2017 was $317,182 (See Note 1). The SEC has eliminated the requirement for this disclosure in 2018.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$26.39	$22.09	$20.71	$20.56	$18.86
Income/(loss) from investment operations:
Net investment income	0.02	0.06	0.05	0.05	0.07
Net gains/(losses) on securities (both realized and unrealized)	0.04	4.29	1.37	0.17	1.67
Total from investment operations	0.06	4.35	1.42	0.22	1.74
Less distributions:
Dividends from net investment income	(0.06)	(0.05)	(0.04)	(0.07)	(0.04)
Net asset value, end of year	$26.39	$26.39	$22.09	$20.71	$20.56
Total return*	0.23%	19.71%	6.86%	1.08%	9.25%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$124,252	$140,804	$132,726	$134,249	$151,516
Ratio of gross expenses to average net assets(1)	1.03%	1.01%	1.04%	1.04%	1.04%
Ratio of net expenses to average net assets(2)	0.89%	0.88%	0.90%	0.90%	0.89%
Ratio of net investment income to average net assets	0.06%	0.23%	0.21%	0.18%	0.33%
Portfolio turnover rate	3%	1%	4%	5%	6%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(2)
Ratio reflects expenses net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements

December 31, 2018

1.
Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. Substantially all of the Fund’s net assets are invested in common stocks. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2018

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.
For the year ended December 31, 2018, there were no transfers among levels.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the year ended December 31, 2018, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2018, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions:   It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(F) Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2018

(G) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Foreign Taxes:   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(I) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of December 31, 2018, the Fund was not invested in joint repurchase agreements.
As of December 31, 2018, the Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
$15,328,581	$15,664,688	$15,854,688

*
Value Line Centurion Fund, Inc. received cash collateral of  $93,204, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Centurion Fund, Inc. received non-cash collateral of  $15,571,484, in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2018

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the year ended December 31, 2018.
	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$93,204	$—	$—	$—	$93,204
Total Borrowings	$93,204	$—	$—	$—	$93,204
Gross amount of recognized liabilities for securities lending transactions					$93,204

(J) New Accounting Pronouncements:   The Securities and Exchange Commission (SEC) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund financial statements for the year ended December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.
(K) Subsequent Events:    Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Capital Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Year Ended December 31, 2018	Year Ended December 31, 2017
Shares sold	86,084	76,340
Shares issued to shareholders in reinvestment of dividends	11,276	11,486
Shares redeemed	(724,275)	(762,506)
Net decrease	(626,915)	(674,680)
Dividends per share from net investment income	$0.0641	$0.0503

3.
Purchases and Sales of Securities

Year Ended December 31, 2018
PURCHASES:
Investment Securities	$4,290,621
SALES:
Investment Securities	$18,005,231

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2018

4.
Income Taxes

At December 31, 2018, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$48,506,548
Gross tax unrealized appreciation	$76,102,287
Gross tax unrealized depreciation	(937,202)
Net tax unrealized appreciation on investments	$75,165,085
Undistributed long term gain	$8,827,701
Undistributed ordinary income	$85,965

The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.
The tax composition of distributions to shareholders for the years ended December 31, 2018 and December 31, 2017 were as follows:
	2018	2017
Ordinary income	$317,206	$281,535
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $99 and decreased accumulated realized loss by $99. Net assets are not affected by these reclassifications. These reclassifications were primarily due to differing treatments of foreign currency translation. Amounts are embedded within distributable earnings.
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $645,429 was paid or payable to the Adviser for the year ended December 31, 2018. This was computed at an annual rate of 0.45% of the average daily net assets of the Fund during the year and paid monthly. Effective May 1, 2018, the advisory fee was reduced following the unbundling of its fee from amounts payable for Fund administration and Fund accounting services provided by the Fund’s Custodian. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2018, fees amounting to $552,024, before fee waivers, were accrued under the Plan effective August 1, 2015, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.13%. For the year ended December 31, 2018, the fees waived amounted to $189,186. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

■ Value Line Centurion Fund, Inc.
 Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Line Centurion Fund, Inc. (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
New York, New York
February 14, 2019
We have served as the auditor of one or more investment companies in Value Line Funds since 1983.

■ Value Line Centurion Fund, Inc.
Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers 100% of the ordinary income distribution paid during the calendar year 2018 qualifies for the corporate dividends received deductions.
During the calendar year 2018, 100% of the ordinary income distribution is treated as qualified dividends.
 Regulatory filing of Forms N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Regulatory filing of Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30, is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line Centurion Fund, Inc.
Management Information
The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Fund directors and is available without charge by calling 800-221-3253.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 48	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 62	Director	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 62	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund
Michael Kuritzkes Age: 58	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013-2014.	11	None
Paul Craig Roberts Age: 80	Director	Since 1983	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 70	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

■ Value Line Centurion Fund, Inc.
Management Information
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 48	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 68	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present).
Emily D. Washington Age: 40	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant does not have an Audit Committee Financial Expert serving on its Audit Committee as of the date of this filing.

(2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Coronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees 2018 - $24,612

Audit Fees 2017 - $13,714

(b) Audit-Related fees – None.

(c)	Tax Preparation Fees 2018 -$5,037

Tax Preparation Fees 2017 - $5,408

(d) All Other Fees – None

(e) (1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(2) Not applicable.

(f) Not applicable.

(g)	Aggregate Non-Audit Fees 2018 - None

Aggregate Non-Audit Fees 2017 - None

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President

Date:   March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President, Principal Executive Officer

By:     /s/ Emily D. Washington

   Emily D. Washington, Treasurer, Principal Financial Officer

Date:   March 8, 2019